UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 OR 15(d) of the Securities
                              Exchange Act of 1934

              Date of Report (Date of the earliest event reported)
                                 January 7, 2005
                               ------------------

                            CompX International Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

    Delaware                     1-13905                      57-0981653
-------------------        ------------------             -----------------
  (State or other              (Commission                   (IRS Employer
  jurisdiction of              File Number)                  Identification
   incorporation)                                                 No.)


 5430 LBJ Freeway, Suite 1700, Dallas, Texas                   75240-2697
----------------------------------------------                ------------
  (Address of principal executive offices)                     (Zip Code)


                                 (972) 448-1400
                                 --------------
              (Registrant's telephone number, including area code)


                   (Former name or former address, if changed
                              since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

[  ]   Written communications pursuant to
       Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to
       Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to
       Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to
       Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement.

     On January 7, 2005, the registrant entered into an amendment (the "Amendment") to its Credit Agreement dated January 22, 2003 with Wachovia Bank, National Association, a national banking association, as administrative agent for the lenders that are a party to the agreement (the "Credit Agreement"). The
Amendment:

          (i) waives the asset sale prohibition in the Credit Agreement to the extent necessary to permit a sale of CompX's European subsidiaries;

          (ii) waives the mandatory commitment reduction requirements in the Credit Agreement as it pertains to a sale of CompX's European subsidiaries;

          (iii) waives the investment restriction covenant in the Credit Agreement to the extent necessary to permit CompX to receive partial payment for a sale of CompX's European subsidiaries in the form of a subordinated note;

          (iv) deletes CompX Europe B.V. and subsidiaries from the subsidiary schedule to the Credit Agreement; and

          (v) releases that portion of the capital stock of CompX Europe B.V. that is pledged as collateral under the Credit Agreement.

     The Amendment becomes effective upon the closing of a sale of CompX Europe B.V. subject to certain conditions, one of which is the condition that a sale of CompX Europe B.V. close within one year of the date of the Amendment.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CompX International Inc.
                                    (Registrant)




                                    By:  /s/ Darryl R. Halbert
                                         ----------------------------
                                         Darryl R. Halbert, Vice President,
                                         Chief Financial Officer and Controller


Date:  January 12, 2005